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                                                                 EXHIBIT 24

POWER OF ATTORNEY


STATE OF: WASHINGTON, DISTRICT OF COLUMBIA


     Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh and Brian P. Smith, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign the Annual Report of the Company on Form 10-K, or any successor Form of the Annual Report Form of the Securities and Exchange Commission, filed under the Securities Exchange Act of 1934, and any and all amendments thereto, with all exhibits, instuments, and other documents necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ BRIAN P. MURPHY                     4/16/01
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  Signature of Director                   Date
 Brian P. Murphy

On this 16th day of April 2001, before me Chandler V. Hottel the
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undersigned Notary Public, personally appeared Brian P. Murphy
                                               ---------------
known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

Witness my hand and official seal

/s/ CHANDLER HOTTEL
---------------------------
      Notary Public

MY COMMISSION EXPIRES JANUARY 14, 2002


[SEAL]

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POWER OF ATTORNEY


STATE OF: MARYLAND
COUNTY OF: MONTGOMERY


     Know all persons by these presents that the undersigned Director of SBM Certificate Company, a Maryland corporation ("Company"), constitutes and appoints John J. Lawbaugh, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign the Annual Report of the Company on Form 10-K, or any successor Form of the Annual Report Form of the Securities and Exchange Commission, filed under the Securities Exchange Act of 1934, and any and all amendments thereto, with all exhibits, instuments, and other documents necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ KUMAR BARVE                          4-16-01
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  Signature of Director                   Date

On this 16th day of April 2001, before me Brain Smith the
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undersigned Notary Public, personally appeared Kumar Barve
                                               -----------
known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he/she executed it.

Witness my hand and official seal                BRIAN P. SMITH
                                          NOTARY PUBLIC STATE OF MARYLAND
                                       MY COMMISSION EXPIRES MARCH 1, 2005

/s/ BRIAN P. SMITH
---------------------------
      Notary Public


[SEAL]